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                                                                    Exhibit 24.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.


ARTHUR ANDERSEN LLP


June 2, 1999
Chattanooga, Tennessee